SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities  Exchange Act of 1934 Date of
Report (Date of earliest event reported)     January 2, 1997
                                         -----------------------

                               POWERTEL USA, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-14873                  84-0897771
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation                File Number)           Identification No.)

  1187 Coast Village Road #1-381, Santa Barbara, CA                93108
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code       (805) 884-8350
                                                   -----------------------------

                          NEVADA ENERGY COMPANY, INC.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                               POWERTEL USA, INC.

                                      INDEX

ITEM NUMBER AND CAPTION                                             PAGE NUMBER
-----------------------                                             -----------

Item 5.  Other Events . . . . . . . . . . . . . . . . . . . . . . .      1

ITEM 5.  Other Events.


Effective at the start of business on January 3, 1997, the Company has implemented the following changes, as approved by its shareholders at the Company's annual general meeting held on August 16, 1996.

a. The Company's name is changed to PowerTel USA, Inc. The new trading symbol on the NASDAQ exchange, effective January 3, 1997 market opening will be:

     PTUSA.

b. All classes of the Company's outstanding shares, including Class A common shares, Class B common shares, Class C common shares and Series A, B and C preferred shares are being split one (1) new share for each six (6) outstanding for shareholders of record at the close of business January 2, 1997.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            POWERTEL USA, INC.

                                              /s/ Stefan N. Tevis
                                            -----------------------------
                                            Stefan N. Tevis, President

                                            Date  January 2, 1997
                                                 ------------------------














                                       2